UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):

                                  July 27, 2004

                            LIFEPOINT HOSPITALS, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

      Delaware                     0-29818              52-2165845
  ---------------               ---------------      ----------------
  (State or Other               (Commission File     (I.R.S. Employer
  Jurisdiction of                   Number)           Identification
  Incorporation)                                          Number)


                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
               (Address of Principal Executive Offices) (Zip Code)

                                 (615) 372-8500
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) Financial statements of businesses acquired.

               None required

  (b) Pro forma financial information.

               None required

  (c) Exhibits.

99       Copy of press release issued by the Company on July 27, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 27, 2004, LifePoint Hospitals, Inc. (the "Company") issued a press release with respect to results for its second quarter and six months ended June 30, 2004. See the press release attached as Exhibit 99.



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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LIFEPOINT HOSPITALS, INC.


                                            By:   /s/ Michael J. Culotta
                                                  --------------------------
                                                      Michael J. Culotta
                                                      Chief Financial Officer



Date:    July 27, 2004


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

                                  EXHIBIT INDEX

Exhibit
Number          Description of Exhibits
--------        -----------------------
   99           Copy of press release issued by the Company on July 27, 2004.






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